UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2013

NuStar GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On Wednesday, June 26, 2013, senior management of NuStar GP Holdings, LLC (the “Company”) will make a presentation (the “Presentation”) to investors at the 2013 Credit Suisse MLP and Energy Logistics Conference in New York, New York at 3:30 p.m. (Eastern Time).   The slides attached to this report were prepared in connection with the Presentation.  The slides are included in Exhibit 99.1 to this report and are incorporated herein by reference.  The slides will be available on the “Investors” section of the Company’s website at www.nustargpholdings.com.  Additionally, a live audio webcast and replays of the Presentation will be available beginning at approximately 3:30 p.m. (Eastern Time) on June 26, 2013 on the “Investors” section of the Company’s website at www.nustargpholdings.com.

The information in this report is being furnished, not filed, pursuant to Regulation FD.  Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

The exhibit to this report may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal securities law.  It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements.  Factors that could affect those results include those mentioned in the Company’s Annual Report on Form 10-K and other documents that the Company has filed with the Securities and Exchange Commission.  In addition, we do not intend to update these statements unless it is required by the securities laws to do so, and we undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	EXHIBIT
Exhibit 99.1	Slides from presentation to be used on June 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar GP Holdings, LLC

Date: June 26, 2013	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT
Exhibit 99.1	Slides from presentation to be used on June 26, 2013.